UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2024

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 30, 2024, GLP Capital, L.P. (the “Operating Partnership”), a Pennsylvania limited partnership and the operating partnership of Gaming and Leisure Properties, Inc., a Pennsylvania corporation (the “Company”), and GLP Financing II, Inc., a Delaware corporation and wholly-owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”), as issuers, and the Company, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Citizens JMP Securities, LLC, Fifth Third Securities, Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $800.0 million aggregate principal amount of the Issuers’ 5.625% Senior Notes due 2034 (the “2034 Notes”) and $400.0 million aggregate principal amount of the Issuers’ 6.250% Senior Notes due 2054 (the “2054 Notes” and, together with the 2034 Notes, the “Notes”). The 2034 Notes priced at 99.094% of par value, with a coupon of 5.625% and will mature on September 15, 2034. The 2054 Notes priced at 99.183% of par value, with a coupon of 6.250% and will mature on September 15, 2054. The Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company.

The offering of the Notes is expected to close on or about August 6, 2024, subject to customary closing conditions, with net proceeds to the Issuers expected to be approximately $1,177.2 million, after deducting underwriting discounts and commissions and estimated expenses payable by the Issuers. The Issuers intend to use the net proceeds for working capital and general corporate purposes, which may include the funding of announced transactions, development and improvement of properties, repayment of indebtedness, capital expenditures and other general business purposes.

The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Company. It also provides for customary indemnification by each of the Issuers and the Company for losses or damages arising out of, or in connection, with the sale of the Notes.

The offering and sale of the Notes were made pursuant to a preliminary prospectus supplement, free writing prospectus and final prospectus supplement under the Issuers’ and the Company’s effective registration statement on Form S-3 (File Nos. 333-266814, 333-266814-01 and 333-266814-02), each of which has been filed with the Securities and Exchange Commission (the “SEC”).

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

This Report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company or the Issuers, including, without limitation, the Notes proposed to be offered and sold pursuant to the preliminary prospectus supplement, free writing prospectus, final prospectus supplement and registration statement described above.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including our expectations regarding our ability to complete the offering and apply the net proceeds as indicated. Forward-looking statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about the Company and its subsidiaries, including risks related to the following: (i) the Company’s ability to successfully consummate the offering and apply the net proceeds as indicated; (ii) the Company’s ability to successfully consummate pending transactions, including the ability of the parties to satisfy the various conditions to funding, receipt of required approvals and consents, or other delays or impediments to completing such pending transactions; (iii) the Company’s expectations regarding continued growth and dividend increases; (iv) the potential negative impact of ongoing high levels of inflation (which have been exacerbated by the armed conflict between Russia and Ukraine and may be further impacted by events in the Middle East) on discretionary consumer spending, including the casino operations of the Company’s tenants; (v) the effect of pandemics, such as COVID-19, on the Company as a result of the impact such pandemics may have on the business operations of the Company’s tenants and their continued ability to pay rent in a timely manner or at all; (vi) the availability of, and the ability to identify, suitable and attractive acquisition and development opportunities and to acquire and lease those properties on favorable terms; (vii) the Company’s ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing acquisitions or projects; (viii) the Company’s ability to maintain its status as a real estate investment trust (“REIT”); (ix) the Company’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to us or at all, including for acquisitions or refinancings due to maturities; (x) the impact of our substantial indebtedness on our future operations and our ability to generate sufficient cash flows to service our outstanding indebtedness; (xi) adverse changes in our credit rating; (xii) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and (xiii) other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements included in this Report. The Company undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Report may not occur as presented or at all.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 30, 2024, among GLP Capital, L.P. and GLP Financing II, Inc., as issuers, Gaming and Leisure Properties, Inc., as guarantor, and Wells Fargo Securities, LLC, Citizens JMP Securities, LLC, Fifth Third Securities, Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein

5.1	Opinion of Holland & Knight LLP

5.2	Opinion of Goodwin Procter LLP

23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2024	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Peter M. Carlino
	Name:	Peter M. Carlino
	Title:	Chairman of the Board and Chief Executive Officer